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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 15, 2002


                             ILLINOIS POWER COMPANY
             (Exact Name of Registrant as Specified in its Charter)


          Illinois                      1-3004                  37-0344645
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                     Identification No.)

                              500 South 27th Street
                             Decatur, Illinois 62521
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (217) 424-6600

                                 Not Applicable
          (Former name or former address, if changed since last report)


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

As previously disclosed in the Form 10-K of Illinois Power Company ("Illinois Power") for the fiscal year ended December 31, 2001 (the "Form 10-K"), the Audit Committee of the Board of Directors of Dynegy Inc. ("Dynegy"), the ultimate parent company of Illinois Power, annually considers and recommends to the Board the selection of independent public accountants for Dynegy and its subsidiaries, including Illinois Power. As recommended by Dynegy's Audit Committee, Dynegy's Board of Directors on March 15, 2002 decided to no longer engage Arthur Andersen LLP ("Andersen") as independent public accountants of Dynegy and its subsidiaries and engaged PricewaterhouseCoopers LLP to serve as independent public accountants of Dynegy and its subsidiaries for 2002. The appointment of PricewaterhouseCoopers LLP is subject to ratification by Dynegy's shareholders at the 2002 annual meeting scheduled for May 17, 2002.

Andersen's reports on Illinois Power's consolidated financial statements for the past two years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During Illinois Power's two most recent fiscal years and through March 22, 2002, the filing date of the Form 10-K and the formal date of Andersen's dismissal, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on Illinois Power's consolidated financial statements for such years; and there were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

Illinois Power provided Andersen with a copy of the foregoing disclosures, which reflect amendments to the disclosures previously provided in the Form 10-K. Attached as Exhibit 16 is a copy of Andersen's letter, dated April 4, 2002, stating its agreement with such statements.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

c) Exhibits. The following exhibits are filed with this document.


            Exhibit
            Number                Description
            -------               -----------
              16                  Letter from Arthur Andersen LLP to the
                                  Securities and Exchange Commission
                                  dated April 4, 2002


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                        ILLINOIS POWER COMPANY



                             BY:  /s/ PEGGY E. CARTER
                                 ---------------------------
                                 PEGGY E. CARTER
                                 VICE PRESIDENT AND CONTROLLER



Dated: April 4, 2002

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                                  EXHIBIT INDEX


          Exhibit
          Number                Description
          -------               -----------

            16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated April 4, 2002